UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22585

Tortoise Pipeline & Energy Fund, Inc.
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

Terry Matlack
Diane Bono
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2013

Item 1. Reports to Stockholders.

Tortoise Pipeline & Energy Fund, Inc. 2013 2nd Quarter Report • May 31, 2013

In today’s environment some investments
are more relevant than ever.

2013 2nd Quarter Report	1

Company at a glance

Tortoise believes Tortoise Pipeline & Energy Fund, Inc. (NYSE: TTP) is the first closed-end fund that focuses particularly on the broader $400 billion+ North American pipeline universe.

Investment strategy

TTP seeks to provide stockholders with a high level of total return, with an emphasis on current distributions. Our fund focuses particularly on North American pipeline companies that transport natural gas, natural gas liquids, crude oil and refined products, and to a lesser extent, on other energy infrastructure companies.

Because of our traditional flow-through nature as a regulated investment company (RIC), we have the differentiated ability and flexibility to efficiently target and access traditional pipeline corporations alongside master limited partnerships (MLPs). Over 75 percent of our portfolio will generally be in companies structured as corporations or limited liability companies domiciled in the United States, Canada or United Kingdom with the remaining up to 25 percent in MLPs. We believe the broader North American pipeline universe offers strong business fundamentals and expanded growth opportunities.

We also write (sell) covered call options to seek to enhance long-term return potential across economic environments, increase current income and mitigate portfolio risk through option income. Our covered call strategy focuses on other energy infrastructure companies that we believe are integral links in the value chain for pipeline companies.

TTP seeks to provide:

Attractive total return potential with high current income in a defensive sector

Access to real, long-lived pipeline assets essential to the functioning of the US economy

Exposure to expanded energy infrastructure growth projects that connect new areas of supply with demand

Ability to efficiently invest across North American pipeline universe through traditional flow-through fund structure

Investor simplicity through one 1099, no K-1s, no unrelated business taxable income, IRA suitability

Expertise of Tortoise Capital Advisors, a leading and pioneering energy infrastructure investment firm

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2	2013 2nd Quarter Report

June 18, 2013

Dear Fellow Stockholders,

The equity market continued its bullish start in fiscal year 2013, with the S&P 500 Index® gaining 8.2 percent and 16.4 percent for the three and six months ending May 31st. A confluence of events conspired to buoy investor confidence and sustain the market’s upward trajectory during the period as fiscal cliff concerns abated and economic data continued to suggest a moderate economic recovery. Pipeline companies also had a positive first half, continuing to demonstrate the resiliency of underlying fundamentals and to benefit from energy infrastructure build-out across North America.

Pipeline sector review and outlook

The Tortoise North American Pipeline IndexSM posted a total return of 5.7 percent and 14.2 percent for the three months and six months ending May 31, 2013, respectively. While pipeline companies enjoyed a strong out-of-the-gate performance, they took a break late in the second fiscal quarter, underperforming equities in the month of May as interest rate concerns began to surface following the release of the Federal Open Market Committee’s (FOMC) rather ambiguous statement on quantitative easing. The markets responded with some immediate volatility, particularly impacting yield-oriented securities, a reaction we often see in the wake of uncertain comments out of the FOMC, and attractive yielding pipeline companies were not immune to this. However, we believe that quality pipeline companies are different from most yielding securities as they offer the potential for growth in addition to income. While shorter term market volatility can prevail, we believe that those growth-oriented pipeline companies with quality business models remain fundamentally well positioned over the longer term.

Growing production levels out of the country’s oil and gas shale deposits remains a dominant story across the U.S. energy value chain. The ongoing development of these unconventional resources has become a predominant driver of growth for the midstream portion of the energy value chain. In just the next three years through 2015, we project more than $100 billion will be invested in MLP, pipeline and related organic growth projects. The bulk of projects currently underway involve the build-out of petroleum pipelines, particularly in resource-rich Bakken, Eagle Ford and Permian fields.

Capital markets remained very active and supportive, as MLP and pipeline companies raised more than $20 billion in equity and a near-equal amount in debt fiscal year-to-date through May 31st. Merger and acquisition (M&A) activity also has been healthy. MLP and pipeline transactions totaling nearly $27 billion were announced during the period, the largest of which was Kinder Morgan Energy Partners’ $5 billion acquisition of Copano Energy, L.L.C., a gathering and processing MLP, which closed on May 1st.

Fund performance review

Our total assets, net of pending trades, increased from $335.9 million on Nov. 30, 2012 to $372.5 million on May 31, 2013, resulting primarily from market appreciation of our investments. Our market-based total return to stockholders was 8.5 percent and 23.8 percent (both including the reinvestment of distributions) for the three months and six months ending May 31, 2013, respectively. Our NAV-based total return was 5.1 percent and 16.6 percent for the same periods. The difference between our market value total returns and our NAV total returns reflected the increase in our stock price to a market premium over our NAV during the period.

During the fiscal first half of 2013, our asset performance was driven by our stakes in both refined products pipeline and gathering and processing companies, which benefitted from robust oil and natural gas production out of U.S. shales and related build-out. Although they contributed to absolute returns, natural gas pipeline MLPs continued to face some short-term growth challenges. Our covered call strategy in independent energy companies that are key pipeline transporters continued to provide current income. During the period, we generally maintained both the notional amount of the portfolio’s covered calls (in a range of approximately 13.5 to 16.4 percent of total assets) and their out-of-the-money percentage (averaging 5.8 percent out-of-the-money), even in a historically low VIX (low volatility) environment.

(unaudited)
Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2013 2nd Quarter Report	3

We paid a distribution of $0.4075 per common share ($1.63 annualized) to our stockholders on June 3, 2013, in line with the previous quarter’s distribution and an increase of 0.3 percent year over year. This distribution represented an annualized yield of 5.6 percent based on our second fiscal quarter closing price of $29.05. For tax purposes, we currently expect 80 to 100 percent of TTP’s distributions to be characterized as dividend income and capital gain. A final determination of the characterization will be made in January 2014.

We ended the second fiscal quarter with leverage (including bank debt, senior notes and preferred stock) at 21.6 percent of total assets, below our long-term target of 25 percent. This provides us flexibility in managing the portfolio across market cycles and allows us to add leverage when compelling opportunities arise. As of May 31, 2013, our leverage had a weighted average maturity of 4.0 years and a weighted average cost of 3.01 percent, with approximately 68 percent at fixed rates. We believe TTP’s balance sheet is strong, with rates fixed on the majority of our leverage, laddered due dates and extended average maturities.

Additional information about our financial performance is available in the Key Financial Data and Management’s Discussion sections of this report.

Concluding thoughts

We continue to be excited about the significant transformation underway in North American energy, with North American pipeline companies playing a key role in the significant build-out underway. However, we also think it is important to note that while a rising tide may lift all boats, market cycles will separate quality companies from those with weaker business models. We believe this will play out over time and we look forward to serving you as your professional investment adviser in navigating the course ahead.

As a final note, if you have not yet had a chance to listen to our May webcast, we invite and encourage you to do so at www.tortoiseadvisors.com.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise Pipeline & Energy Fund, Inc.

P. Bradley Adams	H. Kevin Birzer	Zachary A. Hamel

Kenneth P. Malvey	Terry Matlack	David J. Schulte

The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization-weighted index of pipeline companies domiciled in the U.S. and Canada. The S&P 500 Index® is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance.

(unaudited)
Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

4	2013 2nd Quarter Report

Key Financial Data (Supplemental Unaudited Information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with our full financial statements.

	2012			2013
	Q2(1)	Q3(1)	Q4(1)	Q1(1)	Q2(1)
Total Income from Investments
Distributions received from investments	$2,902	$2,952	$3,042	$3,031	$3,144
Less foreign withholding taxes	(49)	(49)	(50)	(49)	(45)
Dividends paid in stock	517	537	553	570	616
Net premiums on options written	2,231	2,189	1,946	1,728	1,643
Interest and dividend income	—	—	1	—	—
Total from investments	5,601	5,629	5,492	5,280	5,358
Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	714	694	718	759	854
Other operating expenses	126	137	124	146	137
	840	831	842	905	991
Distributable cash flow before leverage costs	4,761	4,798	4,650	4,375	4,367
Leverage costs(2)	629	629	632	625	629
Distributable Cash Flow(3)	$4,132	$4,169	$4,018	$3,750	$3,738
Net realized gain (loss) on investments
and foreign currency translation,
for the period	$(7)	$(442)	$10,854	$1,296	$2,301
As a percent of average total assets(4)
Total from investments	6.60%	6.83%	6.48%	6.13%	5.65%
Operating expenses before leverage costs	0.99%	1.01%	0.99%	1.05%	1.05%
Distributable cash flow before leverage costs	5.61%	5.82%	5.49%	5.08%	4.60%
As a percent of average net assets(4)
Total from investments	8.69%	9.10%	8.52%	8.05%	7.24%
Operating expenses before leverage costs	1.30%	1.34%	1.31%	1.38%	1.34%
Leverage costs and current taxes	0.98%	1.02%	0.98%	0.95%	0.85%
Distributable cash flow	6.41%	6.74%	6.23%	5.72%	5.05%

Selected Financial Information
Distributions paid on common stock	$4,064	$4,077	$4,077	$4,077	$4,077
Distributions paid on common stock per share	0.40625	0.40750	0.40750	0.40750	0.40750
Total assets, end of period	319,074	334,671	374,855	361,540	372,498
Average total assets during period(5)	337,565	327,931	340,698	349,310	376,027
Leverage(6)	75,700	77,100	81,600	79,700	80,500
Leverage as a percent of total assets	23.7%	23.0%	21.8%	22.0%	21.6%
Net unrealized appreciation, end of period	6,977	24,357	16,909	43,584	55,953
Net assets, end of period	237,754	251,748	252,508	276,211	286,167
Average net assets during period(7)	256,553	245,989	259,294	266,070	293,444
Net asset value per common share	23.77	25.16	25.24	27.61	28.60
Market value per common share	23.24	25.00	24.15	27.15	29.05
Shares outstanding (actual)	10,004,200	10,004,200	10,004,200	10,004,200	10,004,200

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders and other recurring leverage expenses.
(3)	“Net investment income” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by net premiums on options written, the return of capital on MLP distributions, the value of paid-in-kind distributions, and amortization of debt issuance costs.
(4)	Annualized for periods less than one full year.
(5)	Computed by averaging month-end values within each period.
(6)	Leverage consists of long-term debt obligations, preferred stock and short-term borrowings.
(7)	Computed by averaging daily net assets for the period.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2013 2nd Quarter Report	5

Management’s Discussion (unaudited)

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview

Tortoise Pipeline & Energy Fund, Inc.’s (“TTP”) primary investment objective is to provide a high level of total return, with an emphasis on current distributions. We seek to provide stockholders an efficient vehicle to invest in a portfolio consisting primarily of equity securities of pipeline and other energy infrastructure companies. We focus primarily on pipeline companies that engage in the business of transporting natural gas, natural gas liquids (“NGLs”), crude oil and refined petroleum products, and, to a lesser extent, on other energy infrastructure companies. Energy infrastructure companies own and operate a network of asset systems that transport, store, distribute, gather, process, explore, develop, manage or produce crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or NGLs or that provide electrical power generation (including renewable energy), transmission and/or distribution. We also seek to provide current income from gains earned through a covered call option strategy, which consists of writing (selling) call options on selected equity securities in our portfolio.

TTP is a registered non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and expects to qualify as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Tortoise Capital Advisors, L.L.C. (the “Adviser”) serves as investment adviser.

Company update

Market values of our investments increased during the quarter, contributing to an increase in total assets of approximately $11.0 million since February 28, 2013. Distribution increases from our investments were in line with our expectations while an increase in average total assets during the quarter resulted in increased asset-based expenses. We maintained our quarterly distribution of $0.4075 per share. Additional information on these events and results of our operations are discussed below.

Critical accounting policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining distributions to stockholders

We pay quarterly distributions based primarily upon our current and estimated future distributable cash flow (“DCF”). In addition, and to the extent that the sum of our net investment company taxable income and net realized gains from investments exceed our quarterly distributions, we intend to make an additional distribution to common stockholders in the last quarter of the calendar year in order to avoid being subject to U.S. federal income taxes. Our Board of Directors reviews the distribution rate quarterly and may adjust the quarterly distribution throughout the year.

Determining DCF

DCF is income from investments less expenses. Income from investments includes the amount we receive as cash or paid-in-kind distributions from common stock, MLPs, affiliates of MLPs, and pipeline and other energy companies in which we invest, and dividend payments on short-term investments we own. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out of the money options. The total expenses include current or anticipated operating expenses and leverage costs. Each are summarized for you in the Key Financial Data table and are discussed in more detail below.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distributions and dividend income from MLPs and common stock on their ex-dates, whereas the DCF calculation may reflect distributions and dividend income on their pay dates; (2) GAAP recognizes that a significant portion of the cash

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

6	2013 2nd Quarter Report

Management’s Discussion (unaudited)
(continued)

distributions received from MLPs are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts are not included as income for GAAP purposes; and (4) net premiums on options written (premiums received less amounts paid to buy back out of the money options) with expiration dates during our fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses). A reconciliation of Net Investment Income to DCF is included below.

Income from investments

We seek to achieve our investment objectives by investing in a portfolio consisting primarily of equity securities of pipeline and other energy infrastructure companies. We evaluate each holding based upon its contribution to our investment income and its risk relative to other potential investments.

We focus primarily on pipeline companies that engage in the business of transporting natural gas, NGLs, crude oil and refined products through pipelines, and, to a lesser extent, on other energy infrastructure companies. These pipeline companies own and operate long haul, gathering and local gas distribution pipelines.

We also seek to provide current income from gains earned through a covered call option strategy, which consists of writing (selling) call options on selected equity securities in our portfolio. We focus our covered call strategy on other energy infrastructure companies that we believe are integral links in the energy infrastructure value chain for pipeline companies. We typically aim to write call options that are approximately 5 to 15 percent out-of-the-money on approximately 20 percent of our portfolio, although we may adjust these targets depending on market volatility and other market conditions.

Total distributions received from our investments and option strategy for the 2nd quarter 2013 were approximately $5.36 million. This reflects earnings on our investments of $3.72 million and net premiums on options written of approximately $1.64 million. While the dividends and distributions from our long-term investments increased approximately 4.6 percent from 1st quarter 2013, the total received from investments only increased approximately 1.5 percent due to lower net premiums on options written during the quarter. On an annualized basis, the total received from investments equates to 5.65 percent of our average total assets for the quarter.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee; and (2) leverage costs. On a percentage basis, operating expenses before leverage costs were an annualized 1.05 percent of average total assets for the 2nd quarter 2013, an increase of 0.06 percent as compared to 2nd quarter 2012 and unchanged as compared to 1st quarter 2013. While the contractual advisory fee is 1.10 percent of average monthly managed assets, the Adviser waived an amount equal to 0.25 percent of average monthly managed assets through December 31, 2012, and has agreed to waive an amount equal to 0.20 percent of average monthly managed assets for calendar year 2013 and 0.15 percent of average monthly managed assets for calendar year 2014. Other operating expenses decreased approximately $9,000 as compared to 1st quarter 2013, primarily as a result of decreased professional and directors’ fees during the quarter.

Leverage costs consist of two major components: (1) the direct interest expense on our senior notes and short-term credit facility, and (2) distributions to preferred stockholders. Other leverage expenses include rating agency fees and commitment fees. Total leverage costs for DCF purposes were approximately $0.6 million for the 2nd quarter 2013, a slight increase as compared to 1st quarter 2013.

The weighted average annual rate of our leverage at May 31, 2013 was 3.01 percent including balances on our bank credit facility which accrue interest at a variable rate equal to one-month LIBOR plus 1.25 percent. Our weighted average rate may vary in future periods as a result of changes in LIBOR, the utilization of our credit facility, and as our leverage matures or is redeemed. Additional information on our leverage is included in the Liquidity and Capital Resources discussion below.

Distributable cash flow and capital gains

For 2nd quarter 2013, our DCF was approximately $3.74 million, a slight decrease as compared to 1st quarter 2013. This decrease is the net result of the changes in income and expenses as described above. This equates to an annualized rate of 4.60 percent of average total assets for the quarter and 5.05 percent of average net assets for the quarter. In addition, we had net realized gains on investments of approximately $2.3 million during the quarter.

We declared a distribution of approximately $4.1 million for 2nd quarter 2013. On a per share basis, we declared a $0.4075 distribution on May 6, 2013, unchanged from the 1st quarter 2013.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2013 2nd Quarter Report	7

Management’s Discussion (unaudited)
(continued)

Net Investment Income on the Statement of Operations is adjusted as follows to reconcile to DCF for 2013 YTD and 2nd quarter 2013 (in thousands):

	2013	2nd Qtr
	YTD	2013
Net Investment Income	$349	$2
Adjustments to reconcile to DCF:
Net premiums on options written	3,371	1,643
Distributions characterized as return of capital	2,527	1,449
Dividends paid in stock	1,186	616
Amortization of debt issuance costs	55	28
DCF	$7,488	$3,738

Liquidity and capital resources

We had total assets of $372 million at quarter-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and dividends receivable and any expenses that may have been prepaid. During the 2nd quarter 2013, total assets increased approximately $11.0 million. This change was primarily the result of a $13.3 million increase in the value of our investments as reflected by the change in realized and unrealized gains on investments (excluding return of capital on distributions) and net sales during the quarter of $2.3 million.

Total leverage outstanding at May 31, 2013 was $80.5 million, an increase of $0.8 million as compared to February 28, 2013. Outstanding leverage is comprised of $49 million in senior notes, $16 million in preferred shares and $15.5 million outstanding under the credit facility, with 68 percent of leverage with fixed rates and a weighted average maturity of 4.0 years. Total leverage represented 21.6 percent of total assets at May 31, 2013, as compared to 22.0 percent as of February 28, 2013 and 23.7 percent as of May 31, 2012. This is below our long-term target level of 25 percent of total assets, allowing the opportunity to add leverage when compelling investment opportunities arise. Temporary increases to up to 30 percent of our total assets may be permitted, provided that such leverage is consistent with the limits set forth in the 1940 Act, and that such leverage is expected to be reduced over time in an orderly fashion to reach our long-term target. Our leverage ratio is impacted by increases or decreases in investment values, issuance of equity and/or the sale of securities where proceeds are used to reduce leverage.

Our longer-term leverage (excluding our bank credit facility) of $65 million is comprised of 75 percent private placement debt and 25 percent private placement preferred equity with a weighted average fixed rate of 3.35 percent and remaining weighted average laddered maturity of approximately 4.9 years.

We use leverage to acquire equity investments consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Additional information on our leverage and asset coverage requirements is discussed in Notes 10, 11 and 12 in the Notes to Financial Statements. Our coverage ratios are updated each week on our Web site at www.tortoiseadvisors.com.

Subsequent to quarter-end, we entered into an amendment to our bank credit facility that extends the facility through June 16, 2014. Terms of the amendment provide for an unsecured revolving credit facility of $25,000,000. During the extension, outstanding balances generally will accrue interest at a variable annual rate equal to one-month LIBOR plus 1.125 percent and unused portions of the credit facility will accrue a non-usage fee equal to an annual rate of 0.15 percent.

Taxation of our distributions

We expect that distributions paid on common shares will generally consist of: (i) investment company taxable income (“ICTI”) which includes ordinary income net of deductions plus any short-term capital gains in excess of net long-term capital losses (under current law, distributions of ICTI may be designated as qualified dividend income (“QDI”) to the extent of any QDI received from our investment in common stocks); (ii) long-term capital gain (net gain from the sale of a capital asset held longer than 12 months over net short-term capital losses) and (iii) return of capital. The QDI and long-term capital gain tax rates are variable based on the taxpayer’s taxable income.

We may designate a portion of our quarterly distributions as capital gains and we may also distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and to avoid being subject to excise taxes. If, however, we elect to retain any capital gains, we will be subject to U.S. capital gains taxes. The payment of those taxes will flow-through to stockholders as a tax credit to apply against their U.S. income tax payable on the deemed distribution of the retained capital gain.

For tax purposes, distributions paid to common stockholders for the calendar year ended December 31, 2012 were approximately 37 percent QDI, 21 percent ordinary dividend income, 22 percent long-term capital gain, and 20 percent return of capital. A holder of our common stock would reduce their cost basis for income tax purposes by the amount designated as return of capital. This information is reported to stockholders on Form 1099-DIV and is available on our Web site at www.tortoiseadvisors.com. We currently estimate that 80 to 100 percent of 2013 distributions will be characterized as dividend income and capital gains, with the remaining percentage, if any, characterized as return of capital. A final determination of the characterization will be made in January 2014.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

8	2013 2nd Quarter Report

Schedule of Investments (unaudited)
May 31, 2013

	Shares	Fair Value
Common Stock — 84.1%(1)

Crude/Refined Products Pipelines — 5.9%(1)
Canada — 5.9%(1)
Enbridge Inc.	268,300	$11,593,243
Pembina Pipeline Corporation	168,800	5,278,510
		16,871,753
Local Distribution Companies — 12.5%(1)
United States — 12.5%(1)
CenterPoint Energy, Inc.	887,600	20,574,568
NiSource Inc.	533,600	15,330,328
		35,904,896
Marine Transportation — 2.5%(1)
Republic of the Marshall Islands — 2.5%(1)
Teekay Offshore Partners L.P.	223,330	7,242,592
Natural Gas Gathering Pipelines — 3.8%(1)
United States — 3.8%(1)
Targa Resources Corp.	166,600	10,732,372
Natural Gas Pipelines — 39.7%(1)
Canada — 5.4%(1)
Keyera Corp.	17,550	1,013,982
TransCanada Corporation	313,000	14,351,050
United States — 34.3%(1)
Kinder Morgan, Inc.	266,000	10,102,680
National Fuel Gas Company	13,400	820,080
ONEOK, Inc.	373,900	16,877,846
Questar Corporation	330,750	8,040,532
Spectra Energy Corp	910,300	27,827,871
Williams Companies, Inc.	978,950	34,439,461
		113,473,502
Oil and Gas Production — 19.7%(1)
United Kingdom — 1.1%(1)
BP p.l.c. (ADR)(2)	69,800	2,995,118
United States — 18.6%(1)
Anadarko Petroleum Corporation(2)	46,900	4,102,343
Apache Corporation(2)	37,000	3,038,810
Cabot Oil & Gas Corporation(2)	63,200	4,446,752
Chesapeake Energy Corporation(2)	76,500	1,670,760
Chevron Corporation	12,100	1,485,275
Continental Resources, Inc.(2)(3)	33,300	2,701,629
Denbury Resources Inc.(2)(3)	66,000	1,211,100
Devon Energy Corporation(2)	24,400	1,387,140
EOG Resources, Inc.(2)	25,500	3,292,050
Exxon Mobil Corporation	16,300	1,474,661
Hess Corporation(2)	21,600	1,456,056
Marathon Oil Corporation(2)	132,700	4,563,553
Newfield Exploration Company(2)(3)	53,700	1,277,523
Noble Energy, Inc.(2)	77,800	4,485,170
Occidental Petroleum Corporation(2)	50,000	4,603,500
Pioneer Natural Resources Company(2)	30,100	4,174,268
Range Resources Corporation(2)	53,300	4,007,094
Southwestern Energy Company(2)(3)	35,600	1,341,764
Whiting Petroleum Corporation(2)(3)	56,400	2,598,348
		56,312,914
Total Common Stock
(Cost $206,077,630)		240,538,029

Master Limited Partnerships
and Related Companies — 45.6%(1)

Crude/Refined Products Pipelines — 18.0%(1)
United States — 18.0%(1)
Buckeye Partners, L.P.	93,400	6,177,476
Enbridge Energy Management, L.L.C.(4)	538,135	16,004,140
Genesis Energy L.P.	18,700	937,805
Holly Energy Partners, L.P.	63,900	2,297,844
Magellan Midstream Partners, L.P.	76,700	3,987,633
MPLX LP	102,268	3,797,211
Plains All American Pipeline, L.P.	240,400	13,505,672
Rose Rock Midstream, L.P.	28,714	1,061,269
Sunoco Logistics Partners L.P.	61,400	3,717,156
		51,486,206

See accompanying Notes to Financial Statements.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2013 2nd Quarter Report	9

Schedule of Investments (unaudited) (continued)
May 31, 2013

	Shares	Fair Value
Natural Gas/Natural Gas Liquids Pipelines — 19.7%(1)
United States — 19.7%(1)
Energy Transfer Partners, L.P.	199,700	$9,707,417
Enterprise Products Partners L.P.	175,093	10,398,773
Inergy Midstream, L.P.	82,000	1,844,180
Inergy Midstream, L.P.(5)	83,333	1,868,326
Kinder Morgan Management, LLC(4)	256,437	20,827,787
ONEOK Partners, L.P.	48,900	2,531,064
Regency Energy Partners LP	219,600	5,630,544
Williams Partners L.P.	75,200	3,751,728
		56,559,819
Natural Gas Gathering/Processing — 7.9%(1)
United States — 7.9%(1)
Access Midstream Partners, L.P.	119,700	5,149,494
DCP Midstream Partners, LP	97,900	4,679,620
MarkWest Energy Partners, L.P.	59,850	3,940,524
Targa Resources Partners LP	84,825	3,945,211
Western Gas Equity Partners, LP	61,652	2,307,018
Western Gas Partners LP	42,905	2,524,101
		22,545,968
Total Master Limited Partnerships
and Related Companies (Cost $109,298,213)		130,591,993

Short-Term Investment — 0.0%(1)

United States Investment Company — 0.0%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.08%(6) (Cost $78,186)	78,186	78,186

Total Investments — 129.7%(1)
(Cost $315,454,029)		371,208,208

Long-Term Debt Obligations — (17.1%)(1)		(49,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (5.6%)(1)		(16,000,000)
Total Value of Options Written
(Premiums received $610,137) — (0.1%)(1)		(409,664)
Other Assets and Liabilities — (6.9%)(1)		(19,631,211)

Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$286,167,333

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3)	Non-income producing security.
(4)	Security distributions are paid-in-kind.
(5)	Restricted securities have been fair valued in accordance with procedures approved by the Board of Directors and have a total fair value of $1,868,326, which represents 0.7% of net assets. See Note 7 to the financial statements for further disclosure.
(6)	Rate indicated is the current yield as of May 31, 2013.

Key to abbreviation
ADR = American Depository Receipts

See accompanying Notes to Financial Statements.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

10	2013 2nd Quarter Report

Schedule of Options Written (unaudited)
May 31, 2013

	Expiration	Strike		Fair
Call Options Written	Date	Price	Contracts	Value
Anadarko Petroleum Corporation	June 2013	$95.00	469	$(18,760)
Apache Corporation	June 2013	85.00	370	(34,780)
BP p.l.c. (ADR)	June 2013	45.00	695	(6,255)
Cabot Oil & Gas Corporation	June 2013	75.00	632	(44,240)
Chesapeake Energy Corporation	June 2013	22.00	765	(52,785)
Continental Resources, Inc.	June 2013	90.00	333	(6,660)
Denbury Resources Inc.	June 2013	20.00	660	(3,300)
Devon Energy Corporation	June 2013	62.50	244	(3,416)
EOG Resources, Inc.	June 2013	140.00	255	(17,595)
Hess Corporation	June 2013	75.00	216	(4,968)
Marathon Oil Corporation	June 2013	38.00	627	(6,270)
Marathon Oil Corporation	June 2013	39.00	700	(700)
Newfield Exploration Company	June 2013	25.00	537	(18,795)
Noble Energy, Inc.	June 2013	65.00	778	(10,114)
Occidental Petroleum Corporation	June 2013	97.50	500	(21,000)
Pioneer Natural Resources Company	June 2013	145.00	301	(62,608)
Range Resources Corporation	June 2013	80.00	533	(47,970)
Southwestern Energy Company	June 2013	40.00	356	(9,968)
Whiting Petroleum Corporation	June 2013	49.00	564	(39,480)
Total Value of Call Options Written
(Premiums received $610,137)				$(409,664)

Key to abbreviation
ADR = American Depository Receipts

See accompanying Notes to Financial Statements.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2013 2nd Quarter Report	11

Statement of Assets & Liabilities (unaudited)
May 31, 2013

Assets
Investments at fair value (cost $315,454,029)	$371,208,208
Receivable for Adviser fee waiver	127,290
Dividends receivable	664,439
Prepaid expenses and other assets	498,545
Total assets	372,498,482
Liabilities
Options written, at fair value
(premiums received $610,137)	409,664
Payable to Adviser	700,094
Distribution payable to common stockholders	4,076,712
Accrued expenses and other liabilities	644,679
Short-term borrowings	15,500,000
Long-term debt obligations	49,000,000
Mandatory redeemable preferred stock
($25.00 liquidation value per share;
640,000 shares outstanding)	16,000,000
Total liabilities	86,331,149
Net assets applicable to common
stockholders	$286,167,333
Net Assets Applicable to Common Stockholders
Consist of:
Capital stock, $0.001 par value;
10,004,200 shares issued and outstanding
(100,000,000 shares authorized)	$10,004
Additional paid-in capital	230,204,458
Net unrealized appreciation	55,952,871
Net assets applicable to common
stockholders	$286,167,333
Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$28.60

Statement of Operations (unaudited)
Period from December 1, 2012 through
May 31, 2013

Investment Income
Distributions from master limited partnerships	$2,421,795
Less return of capital on distributions	(2,527,152)
Net distributions from master limited partnerships	(105,357)
Dividends from common stock
(net of foreign taxes withheld of $94,181)	3,659,083
Dividends from money market mutual funds	131
Total Investment Income	3,553,857
Operating Expenses
Advisory fees	1,988,386
Administrator fees	73,104
Professional fees	66,174
Directors’ fees	32,974
Stockholder communication expenses	29,757
Fund accounting fees	25,537
Registration fees	12,544
Custodian fees and expenses	11,210
Stock transfer agent fees	5,866
Other operating expenses	25,413
Total Operating Expenses	2,270,965
Leverage Expenses
Interest expense	884,148
Distributions to mandatory redeemable
preferred stockholders	343,201
Amortization of debt issuance costs	55,355
Other leverage expenses	26,894
Total Leverage Expenses	1,309,598
Total Expenses	3,580,563
Less fees waived by Adviser	(375,639)
Net Expenses	3,204,924
Net Investment Income	348,933
Realized and Unrealized Gains (Losses)
Net realized gain on investments, including
foreign currency gain (loss)	3,598,001
Net realized loss on options	(1,177,441)
Net realized loss on foreign currency
and translation of other assets and
liabilities denominated in foreign currency	(1,049)
Net realized gain	2,419,511
Net unrealized appreciation of investments,
including foreign currency gain (loss)	39,033,147
Net unrealized appreciation of options	13,511
Net unrealized depreciation of other assets and
liabilities due to foreign currency translation	(2,413)
Net unrealized appreciation	39,044,245
Net Realized and Unrealized Gains	41,463,756
Net Increase in Net Assets Applicable
to Common Stockholders Resulting
from Operations	$41,812,689

See accompanying Notes to Financial Statements.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

12	2013 2nd Quarter Report

Statement of Changes in Net Assets

	Period from December 1, 2012 through May 31, 2013	Year Ended November 30, 2012
	(unaudited)
Operations
Net investment income	$348,933	$1,236,571
Net realized gain	2,419,511	12,411,737
Net unrealized appreciation	39,044,245	10,877,359
Net increase in net assets applicable to common stockholders resulting from operations	41,812,689	24,525,667
Distributions to Common Stockholders
Net investment income	(2,053,243)	(2,382,329)
Net realized gain	(1,225,380)	(10,673,567)
Return of capital	(4,874,800)	(3,225,940)
Total distributions to common stockholders	(8,153,423)	(16,281,836)
Total increase in net assets applicable to common stockholders	33,659,266	8,243,831
Net Assets
Beginning of period	252,508,067	244,264,236
End of period	$286,167,333	$252,508,067
Undistributed net investment income, end of period	$—	$1,704,310

See accompanying Notes to Financial Statements.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2013 2nd Quarter Report	13

Statement of Cash Flows (unaudited)
Period from December 1, 2012 through May 31, 2013

Cash Flows From Operating Activities
Distributions received from master limited partnerships	$2,421,795
Dividend income received	3,639,155
Purchases of long-term investments	(100,451,898)
Proceeds from sales of long-term investments	103,936,462
Purchases of short-term investments, net	(22,954)
Call options written, net	(1,277,579)
Interest expense paid	(880,513)
Distributions to mandatory redeemable preferred stockholders	(343,200)
Operating expenses paid	(1,844,556)
Net cash provided by operating activities	5,176,712
Cash Flows From Financing Activities
Advances from revolving line of credit	26,200,000
Repayments on revolving line of credit	(27,300,000)
Distributions paid to common stockholders	(4,076,712)
Net cash used in financing activities	(5,176,712)
Net change in cash	—
Cash — beginning of period	—
Cash — end of period	$—
Reconciliation of net increase in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities
Net increase in net assets applicable to common stockholders resulting from operations	$41,812,689
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(61,503,310)
Proceeds from sales of long-term investments	65,012,809
Purchases of short-term investments, net	(22,954)
Call options written, net	(1,277,579)
Return of capital on distributions received	2,527,152
Net unrealized appreciation	(39,044,245)
Net realized gain	(2,419,511)
Amortization of debt issuance costs	55,355
Changes in operating assets and liabilities:
Increase in dividends receivable	(20,059)
Increase in prepaid expenses and other assets	(2,625)
Decrease in receivable for investments sold	38,923,653
Decrease in payable for investments purchased	(38,948,588)
Increase in payable to Adviser, net of fee waiver	91,807
Decrease in accrued expenses and other liabilities	(7,882)
Total adjustments	(36,635,977)
Net cash provided by operating activities	$5,176,712

See accompanying Notes to Financial Statements.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

14	2013 2nd Quarter Report

Financial Highlights

	Period from December 1, 2012 through May 31, 2013	Year Ended November 30, 2012	Period from October 31, 2011(1) through November 30, 2011
	(unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$25.24	$24.42	$—
Public offering price	—	—	25.00
Income from Investment Operations
Net investment income (loss)(3)	0.03	0.12	(0.02)
Net realized and unrealized gains(3)	4.15	2.33	0.61
Total income from investment operations	4.18	2.45	0.59
Distributions to Common Stockholders
Net investment income	(0.21)	(0.24)	—
Net realized gain	(0.12)	(1.07)	—
Return of capital	(0.49)	(0.32)	—
Total distributions to common stockholders	(0.82)	(1.63)	—
Underwriting discounts and offering costs on issuance of common stock(4)	—	—	(1.17)
Net Asset Value, end of period	$28.60	$25.24	$24.42
Per common share market value, end of period	$29.05	$24.15	$25.01
Total Investment Return Based on Market Value(5)	23.82%	3.18%	0.04%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$286,167	$252,508	$244,264
Average net assets (000’s)	$279,908	$253,815	$237,454
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.43%	1.44%	1.17%
Other operating expenses	0.20	0.21	0.56
Fee waiver	(0.27)	(0.33)	(0.27)
Subtotal	1.36	1.32	1.46
Leverage expenses	0.94	1.03	0.31
Total expenses	2.30%	2.35%	1.77%
Ratio of net investment income (loss) to average net assets before fee waiver(6)	(0.02)%	0.16%	(1.12)%
Ratio of net investment income (loss) to average net assets after fee waiver(6)	0.25%	0.49%	(0.85)%
Portfolio turnover rate	17.02%	34.65%	1.68%
Short-term borrowings, end of period (000’s)	$15,500	$16,600	—
Long-term debt obligations, end of period (000’s)	$49,000	$49,000	$24,500
Preferred stock, end of period (000’s)	$16,000	$16,000	$8,000
Per common share amount of long-term debt obligations outstanding, end of period	$4.90	$4.90	$2.45
Per common share amount of net assets, excluding long-term debt obligations, end of period	$33.50	$30.14	$26.87
Asset coverage, per $1,000 of principal amount of long-term debt obligations and short-term borrowings(7)	$5,685	$5,093	$11,296
Asset coverage ratio of long-term debt obligations and short-term borrowings(7)	568%	509%	1,130%
Asset coverage, per $25 liquidation value per share of mandatory redeemable preferred stock(8)	$114	$102	$213
Asset coverage ratio of preferred stock(8)	455%	409%	852%

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	The per common share data for the year ended November 30, 2012 and the period from October 31, 2011 through November 30, 2011 do not reflect the change in estimate of investment income and return of capital. See Note 2C to the financial statements for further disclosure.
(4)	Represents the dilution per common share from underwriting and other offering costs for the period from October 31, 2011 through November 30, 2011.
(5)	Not annualized for periods less than one full year. Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations and short-term borrowings outstanding at the end of the period.
(8)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations, short-term borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2013 2nd Quarter Report	15

Notes to Financial Statements (unaudited)
May 31, 2013

1. Organization

Tortoise Pipeline & Energy Fund, Inc. (the “Company”) was organized as a Maryland corporation on July 19, 2011, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to provide a high level of total return, with an emphasis on current distributions. The Company seeks to provide its stockholders an efficient vehicle to invest in a portfolio consisting primarily of equity securities of pipeline and other energy infrastructure companies. The Company commenced operations on October 31, 2011. The Company’s stock is listed on the New York Stock Exchange under the symbol “TTP.”

2. Significant accounting policies

A. Use of estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment valuation
The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Company may invest up to 30 percent of its total assets in unregistered or otherwise restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that will affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

Exchange-traded options are valued at the mean of the highest bid and lowest asked prices across all option exchanges.

The Company generally values debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

C. Security transactions and investment income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income and return of capital from the MLPs. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

16	2013 2nd Quarter Report

Notes to Financial Statements (unaudited) (continued)

For the period from December 1, 2011 through November 30, 2012, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Company had estimated approximately 7 percent of total distributions as investment income and approximately 93 percent as return of capital.

Subsequent to November 30, 2012, the Company reallocated the amount of investment income and return of capital it recognized for the period from December 1, 2011 through November 30, 2012 based on the 2012 tax reporting information received from the individual MLPs. This reclassification amounted to a decrease in net investment income of approximately $275,000 or $0.028 per share, an increase in unrealized appreciation of investments of approximately $97,000 or $0.010 per share, and an increase in realized gains of approximately $178,000 or $0.018 per share for the period from December 1, 2012 through May 31, 2013.

Subsequent to the period ended February 28, 2013, the Company reallocated the amount of investment income and return of capital it recognized in the current fiscal year based on its revised 2013 estimates, after considering the final allocations for 2012. This reclassification amounted to a decrease in net investment income of approximately $16,000 or $0.002 per share, a decrease in unrealized appreciation of investments of approximately $6,000 or $0.001 per share, and an increase in realized gains of approximately $22,000 or $0.003 per share.

In addition, the Company may be subject to withholding taxes on foreign-sourced income. The Company accrues such taxes when the related income is earned.

D. Foreign currency translation
For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Company translates these amounts into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date, and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions. The Company does not isolate that portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

E. Distributions to stockholders
Distributions to common stockholders are recorded on the ex-dividend date. The Company intends to make quarterly cash distributions of its investment company taxable income to common stockholders. In addition, on an annual basis, the Company may distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and thus avoid being subject to excise taxes. The amount of any distributions will be determined by the Board of Directors. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. Distributions paid to stockholders in excess of investment company taxable income and net realized gains will be treated as return of capital to stockholders.

For the year ended November 30, 2012, the Company’s distributions to common stockholders for tax purposes were comprised of 21 percent ordinary income, 37 percent qualified dividend income, 22 percent long-term capital gain, and 20 percent return of capital. The tax character of distributions paid to common stockholders for the current year will be determined subsequent to November 30, 2013.

Distributions to mandatory redeemable preferred (“MRP”) stockholders are accrued daily and paid quarterly based on a fixed annual rate. The Company may not declare or pay distributions to its preferred stockholders if it does not meet a 200 percent asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution. The character of distributions to MRP stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. Distributions paid to stockholders in excess of investment company taxable income and net realized gains will be treated as return of capital to stockholders.

F. Federal income taxation
The Company qualifies as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As a result, the Company generally will not be subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders if it meets certain minimum distribution requirements. The Company is required to distribute substantially all of its income, in addition to other asset diversification requirements. The Company is subject to a 4 percent non-deductible U.S. federal excise tax on certain undistributed income unless the Company makes sufficient distributions to satisfy the excise tax avoidance requirement. The Company invests in MLPs, which generally are treated

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2013 2nd Quarter Report	17

Notes to Financial Statements (unaudited) (continued)

as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income.

The Company recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Company’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. The Company has reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. All tax years since inception remain open to examination by federal and state tax authorities.

G. Offering and debt issuance costs
Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to long-term debt obligations and MRP Stock are capitalized and amortized over the period the debt and MRP Stock is outstanding.

H. Derivative financial instruments
The Company seeks to provide current income from gains earned through an option strategy which will normally consist of writing (selling) call options on selected equity securities in the portfolio (“covered calls”). The premium received on a written call option will initially be recorded as a liability and subsequently adjusted to the then current fair value of the option written. Premiums received from writing call options that expire unexercised will be recorded as a realized gain on the expiration date. Premiums received from writing call options that are exercised will be added to the proceeds from the sale of the underlying security to calculate the realized gain (loss). If a written call option is repurchased prior to its exercise, the realized gain (loss) will be the difference between the premium received and the amount paid to repurchase the option.

I. Indemnifications
Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

J. Recent accounting pronouncements
In December 2011, the Financial Accounting Standards Board issued ASU 2011-11 “Balance Sheet (Topic 210) Disclosures about Offsetting Assets and Liabilities”. ASU 2011-11 requires new disclosures for recognized financial instruments and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45 or ASC 815-10-45 or are subject to an enforceable master netting arrangement or similar arrangement. ASU 2011-11 is effective for periods beginning on or after January 1, 2013 and must be applied retrospectively. Management is currently evaluating the impact of these amendments on the financial statements.

In January 2013, the Financial Accounting Standards Board issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”) which amended Accounting Standards Codification Subtopic 210-20, Balance Sheet Offsetting. ASU 2013-01 clarified the scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of U.S. GAAP or subject to an enforceable master netting arrangement or similar agreement. The guidance in ASU 2013-01 and ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Company’s net assets. Management is currently evaluating any impact ASU 2013-01 and ASU 2011-11 may have on the Company’s financial statements.

3. Concentration of risk

Under normal circumstances, the Company will have at least 80 percent of its total assets (including any assets obtained through leverage) in equity securities of pipeline and other energy infrastructure companies. Energy infrastructure companies own and operate a network of asset systems that transport, store, distribute, gather and/or process, explore, develop, manage or produce crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids (“NGLs”) or

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

18	2013 2nd Quarter Report

Notes to Financial Statements (unaudited) (continued)

that provide electric power generation (including renewable energy), transmission and/or distribution. The Company may invest up to 30 percent of its total assets in restricted securities, primarily through direct investments in securities of listed companies. The Company may also invest up to 25 percent of its total assets in securities of MLPs. The Company will not invest in privately-held companies.

4. Agreements

The Company has entered into an Investment Advisory Agreement with the Adviser. Under the terms of the Agreement, the Company pays the Adviser a fee equal to an annual rate of 1.10 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided. The Adviser waived fees in an amount equal to an annual rate of 0.25 percent of the Company’s average monthly Managed Assets for the period from the commencement of operations through December 31, 2012, and has contractually agreed to waive fees in an amount equal to an annual rate of 0.20 percent of average monthly Managed Assets for the period from January 1, 2013 through December 31, 2013 and 0.15 percent of average monthly Managed Assets for the period from January 1, 2014 through December 31, 2014.

U.S. Bancorp Fund Services, LLC serves as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.01 percent on the next $500,000,000 of Managed Assets and 0.005 percent on the balance of the Company’s Managed Assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent and registrar and Computershare Inc. serves as the Company’s dividend paying agent and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the average daily market value of the Company’s domestic assets and 0.015 percent of the average daily market value of the Company’s Canadian Dollar-denominated assets, plus portfolio transaction fees.

5. Income taxes

It is the Company’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences, if any, may result in reclassifications to undistributed net investment income (loss), undistributed net realized gain (loss) and additional paid-in capital.

As of November 30, 2012, the components of accumulated earnings on a tax basis were as follows:

Unrealized appreciation	$18,371,609
Other temporary differences	(952,804)
Accumulated earnings	$17,418,805

As of May 31, 2013, the aggregate cost of securities for federal income tax purposes was $307,009,969. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $66,243,252, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $2,045,013 and the net unrealized appreciation was $64,198,239.

6. Fair Value of financial instruments

Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2013 2nd Quarter Report	19

Notes to Financial Statements (unaudited) (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets and liabilities by level within the fair value hierarchy as of May 31, 2013. These assets and liabilities are measured on a recurring basis.

Description	Fair Value at May 31, 2013	Level 1	Level 2	Level 3
Assets
Equity Securities:
Common Stock(a)	$240,538,029	$240,538,029	$—	$—
Master Limited Partnerships and Related Companies(a)	130,591,993	128,723,667	1,868,326	—
Total Equity Securities	371,130,022	369,261,696	1,868,326	—
Other Securities:
Short-Term Investment(b)	78,186	78,186	—	—
Total Assets	$371,208,208	$369,339,882	$1,868,326	$—
Liabilities
Written Call Options	$409,664	$409,664	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at May 31, 2013.

The Company did not hold any Level 3 securities during the period ended May 31, 2013.

Valuation techniques
In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. This pricing methodology applies to the Company’s Level 1 investments and liabilities.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

The Company utilizes the beginning of reporting period method for determining transfers between levels. There were no transfers between levels during the period from December 1, 2012 through May 31, 2013.

7. Restricted security

Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors, as more fully described in Note 2. The table below shows the number of units held, acquisition date, acquisition cost, fair value, fair value per share and percent of net assets which the security comprises at May 31, 2013.

Investment Security	Number of Shares	Acquisition Date	Acquisition Cost	Fair Value	Fair Value Per Share	Fair Value as Percent of Net Assets
Inergy Midstream, L.P. Unregistered Common Units	83,333	12/7/12	$1,749,993	$1,868,326	$22.42	0.7%

The carrying value per unit of unrestricted common units of Inergy Midstream, L.P. was $23.10 on November 3, 2012, the date of the purchase agreement and the date an enforceable right to acquire the restricted Inergy Midstream, L.P. units was obtained by the Company.

8. Derivative financial instruments

The Company has adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Company’s use of and accounting for derivative instruments and the effect of derivative instruments on the Company’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Company may use derivatives in an attempt to achieve an economic hedge, the Company’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Transactions in written option contracts for the period from December 1, 2012 through May 31, 2013, are as follows:

	Number of Contracts	Premium
Options outstanding at November 30, 2012	10,509	$710,275
Options written	62,723	3,471,299
Options closed	(51,753)	(3,126,202)
Options exercised	(3,810)	(211,395)
Options expired	(8,134)	(233,840)
Options outstanding at May 31, 2013	9,535	$610,137

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

20	2013 2nd Quarter Report

Notes to Financial Statements (unaudited) (continued)

The following table presents the types and fair value of derivatives by location as presented on the Statement of Assets and Liabilities at May 31, 2013:

	Liabilities
Derivatives not accounted for as hedging instruments under ASC 815	Location	Fair Value
Written equity call options	Options written, at fair value	$409,664

The following table presents the effect of derivatives on the Statement of Operations for the period ended May 31, 2013:

	Location of Gains (Losses) on Derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Net Realized Loss on Options	Net Unrealized Appreciation of Options
Written equity call options	$(1,177,441)	$13,511

9. Investment transactions

For the period from December 1, 2012 through May 31, 2013, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $61,503,310 and $65,012,809 (excluding short-term debt securities), respectively.

10. Long-term debt obligations

The Company has $49,000,000 aggregate principal amount of private senior notes, Series A, Series B, Series C, and Series D (collectively, the “Notes”), outstanding. The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company and (4) junior to any secured creditors of the Company. Holders of the Notes are entitled to receive cash interest payments each quarter until maturity. The Series B, Series C and Series D Notes accrue interest at fixed rates and the Series A Notes accrue interest at an annual rate that resets each quarter based on the 3-month LIBOR plus 1.75 percent. The Notes are not listed on any exchange or automated quotation system.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At May 31, 2013, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the Notes and the AAA corporate finance debt rate. The estimated fair value of the Series A Notes approximates the carrying amount because the interest rate fluctuates with changes in interest rates available in the current market. The estimated fair values in the table below are Level 2 valuations within the fair value hierarchy. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value for each series of Notes outstanding at May 31, 2013.

Series	Maturity Date	Interest Rate		Notional/Carrying Amount	Estimated Fair Value
Series A	December 15, 2016	2.03%	(1)	$10,000,000	$10,000,000
Series B	December 15, 2014	2.50%		17,000,000	17,251,925
Series C	December 15, 2018	3.49%		6,000,000	6,261,689
Series D	December 15, 2021	4.08%		16,000,000	16,875,253
				$49,000,000	$50,388,867

(1)	Floating rate; rate effective for period from March 15, 2013 through June 15, 2013. The weighted-average interest rate for the period from December 1, 2012 through May 31, 2013 was 2.05 percent.

11. Preferred stock

The Company has 10,000,000 shares of preferred stock authorized. Of that amount, the Company has 640,000 shares of Series A Mandatory Redeemable Preferred (“MRP”) Stock authorized and 640,000 shares are outstanding at May 31, 2013. The MRP Stock has a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of the MRP Stock are entitled to receive cash interest payments each quarter at a fixed rate until maturity. The MRP Stock is not listed on any exchange or automated quotation system.

The MRP Stock has rights determined by the Board of Directors. Except as otherwise indicated in the Company’s Charter or Bylaws, or as otherwise required by law, the holders of MRP Stock have voting rights equal to the holders of common stock (one vote per MRP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock. The 1940 Act requires that the holders of any preferred stock (including MRP Stock), voting separately as a single class, have the right to elect at least two directors at all times.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2013 2nd Quarter Report	21

Notes to Financial Statements (unaudited) (continued)

The estimated fair value of MRP Stock was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued preferred stock and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent preferred stock issuance, the spread between the AA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the MRP Stock and the AA corporate finance debt rate. The estimated fair value in the table below is a Level 2 valuation within the fair value hierarchy. The following table shows the mandatory redemption date, fixed rate, number of shares outstanding, aggregate liquidation preference and estimated fair value as of May 31, 2013.

	Mandatory			Aggregate
	Redemption		Shares	Liquidation	Estimated
Series	Date	Fixed Rate	Outstanding	Preference	Fair Value
Series A	December 15, 2018	4.29%	640,000	$16,000,000	$16,711,615

The MRP Stock is redeemable in certain circumstances at the option of the Company. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MRP Stock would be less than 200 percent. The MRP Stock is also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio of at least 225 percent as determined in accordance with the 1940 Act or a rating agency basic maintenance amount if such failure is not waived or cured. At May 31, 2013, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its MRP Stock.

12. Credit facility

As of May 31, 2013, the Company had a $25,000,000 unsecured credit facility that matures on June 17, 2013. The Bank of Nova Scotia serves as a lender and the lending syndicate agent on behalf of other lenders participating in the facility. Outstanding balances generally will accrue interest at a variable annual rate equal to one-month LIBOR plus 1.25 percent and unused portions of the credit facility will accrue a non-usage fee equal to an annual rate of 0.20 percent.

The average principal balance and interest rate for the period during which the credit facility was utilized during the period ended May 31, 2013 was approximately $17,600,000 and 1.45 percent, respectively. At May 31, 2013, the principal balance outstanding was $15,500,000 at an interest rate of 1.44 percent.

Under the terms of the credit facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At May 31, 2013, the Company was in compliance with the terms of the credit facility.

13. Common stock

The Company has 100,000,000 shares of capital stock authorized and 10,004,200 shares outstanding at May 31, 2013 and November 30, 2012.

14. Subsequent events

On June 3, 2013, the Company paid a distribution in the amount of $0.4075 per common share, for a total of $4,076,712. Of this total, the dividend reinvestment amounted to $349,292.

On June 17, 2013, the Company entered into an amendment to its credit facility that extends the credit facility through June 16, 2014. The terms of the amendment provide for an unsecured revolving credit facility of $25,000,000. During the extension, outstanding balances generally will accrue interest at a variable annual rate equal to one-month LIBOR plus 1.125 percent and unused portions of the credit facility will accrue a non-usage fee equal to an annual rate of 0.15 percent.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

22	2013 2nd Quarter Report

Additional Information (unaudited)

Stockholder proxy voting results

The annual meeting of stockholders was held on May 30, 2013. The matters considered at the meeting, together with the actual vote tabulations relating to such matters are as follows:

1.	To elect two directors of the Company, to hold office for a term of three years and until their successors are duly elected and qualified.

No. of Shares
John R. Graham
Affirmative	8,156,916
Withheld	203,816
TOTAL	8,360,732

No. of Shares
H. Kevin Birzer*
Affirmative	520,000
Withheld	0
TOTAL	520,000

*Only preferred stockholders are entitled to vote on this director.

Each of Conrad S. Ciccotello and Terry Matlack continued as a director with a term expiring on the date of the 2014 annual meeting of stockholders. Charles E. Heath continued as a director and his term expires on the date of the 2015 annual meeting of stockholders.

2.	To approve a proposal to authorize flexibility to the Company to sell its common shares for less than net asset value, subject to certain conditions.

Vote of Common Stockholders of Record (4 Stockholders of Record as of Record Date)	No. of Recordholders Voting
Affirmative	4
Against	0
Abstain	0
Broker Non-votes	0
TOTAL	4

Vote of Stockholders	No. of Shares
Affirmative	2,314,802
Against	195,886
Abstain	55,378
Broker Non-votes	5,794,666
TOTAL	8,360,732

3.	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending November 30, 2013.

No. of Shares
Affirmative	8,232,650
Against	103,373
Abstain	24,709
TOTAL	8,360,732

Based upon votes required for approval, each of these matters passed.

Director and officer compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period ended May 31, 2013, the aggregate compensation paid by the Company to the independent directors was $31,500. The Company did not pay any special compensation to any of its directors or officers.

Forward-looking statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy voting policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2012 are available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2013 2nd Quarter Report	23

Additional Information (unaudited) (continued)

Statement of additional information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer submitted to the New York Stock Exchange the annual CEO certification in 2012 as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2013 2nd Quarter Report	25

Office of the Fund and
of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, KS 66211
(913) 981-1020

Managing Directors of Tortoise
Capital Advisors, L.L.C.
P. Bradley Adams
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of Tortoise
Pipeline & Energy Fund, Inc.
H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent

Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

Transfer, Dividend Disbursing and
Reinvestment Agent
Computershare Trust Company, N.A. /
Computershare Inc.
P.O. Box 43078
Providence, R.I. 02940-3078
(888) 728-8784
(312) 588-4990
www.computershare.com

Legal Counsel
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

Investor Relations
(866) 362-9331
info@tortoiseadvisors.com

Stock Symbol
Listed NYSE Symbol: TTP

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Closed-end Funds

Pureplay MLP Funds				Broader Funds
Name	Ticker	Focus	Total Assets(1) ($ in millions)	Name	Ticker	Focus	Total Assets(1) ($ in millions)
Tortoise Energy Infrastructure Corp.		Midstream Equity	$2,078	Tortoise Pipeline & Energy Fund, Inc.		Pipeline Equity	$376

Tortoise Energy Capital Corp.		Midstream Equity	$1,068	Tortoise Energy Independence Fund, Inc.		North American Upstream Equity	$412

Tortoise MLP Fund, Inc.		Natural Gas Infrastructure Equity	$1,953	Tortoise Power and Energy Infrastructure Fund, Inc.		Power & Energy Infrastructure Debt & Dividend Paying Equity	$235

Tortoise North American Energy Corp.		Midstream/Upstream Equity	$262

(1) As of 6/30/13

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

Investment Adviser to
Tortoise Pipeline & Energy Fund, Inc.

11550 Ash Street, Suite 300
Leawood, KS 66211

www.tortoiseadvisors.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There have been no changes in the portfolio managers identified in response to this Item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 12/1/12-12/31/12	0	0	0	0
Month #2 1/1/13-1/31/13	0	0	0	0
Month #3 2/1/13-2/28/13	0	0	0	0
Month #4 3/1/13-3/31/13	0	0	0	0
Month #5 4/1/13-4/30/13	0	0	0	0
Month #6 5/1/13-5/31/13	0	0	0	0
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s Chief Executive Officer and its Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Not applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise Pipeline & Energy Fund, Inc.

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Executive Officer

Date     July 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Executive Officer

Date July 29, 2013

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Financial Officer

Date     July 29, 2013